GREAT AMERICAN FINANCIAL RESOURCES, INC.

EXHIBIT 31(a)

SARBANES-OXLEY SECTION 302(a) CERTIFICATIONS

   I, S. Craig Lindner, the principal executive officer of Great American Financial    Resources, Inc., certify that:

   1.   I have reviewed this quarterly report on Form 10-Q of Great American Financial         Resources, Inc.;

   2.   Based on my knowledge, this report does not contain any untrue statement of a         material fact or omit to state a material fact necessary to make the statements         made, in light of the circumstances under which such statements were made, not         misleading with respect to the period covered by this report;

   3.   Based on my knowledge, the financial statements, and other financial information         included in this report, fairly present in all material respects the financial         condition, results of operations and cash flows of the registrant as of, and for,         the periods presented in this report;

   4.   The registrant's other certifying officer and I are responsible for establishing         and maintaining disclosure controls and procedures (as defined in Exchange Act         Rules 13a-15(e) and 15d-15) for the registrant and have:

        (a) designed such disclosure controls and procedures, or caused such disclosure             controls and procedures to be designed under our supervision, to ensure that             material information relating to the registrant, including its consolidated             subsidiaries, is made known to us by others within those entities, particularly             during the period in which this report is being prepared;

        (b) evaluated the effectiveness of the registrant's disclosure controls and             procedures and presented in this report our conclusions about the             effectiveness of the disclosure controls and procedures, as of the end of the             period covered by this report based on such evaluation; and

        (c) disclosed in this report any change in the registrant's internal control over             financial reporting that occurred during the registrant's most recent fiscal             quarter (the registrant's fourth fiscal quarter in the case of an annual             report) that has materially affected, or is reasonably likely to materially             affect, the registrant's internal control over financial reporting; and

   5.   The registrant's other certifying officer and I have disclosed, based on our most         recent evaluation of internal control over financial reporting, to the registrant's         auditors and the audit committee of the registrant's board of directors (or persons         performing the equivalent functions):

        (a) all significant deficiencies and material weaknesses in the design or             operation of internal control over financial reporting which are reasonably             likely to adversely affect the registrant's ability to record, process,             summarize and report financial information; and

        (b) any fraud, whether or not material, that involves management or other             employees who have a significant role in the registrant's internal control             over financial reporting.

Date:  November 8, 2004

/s/ S. Craig Lindner

S. Craig Lindner

Chief Executive Officer

GREAT AMERICAN FINANCIAL RESOURCES, INC.

EXHIBIT 31(b)

SARBANES-OXLEY SECTION 302(a) CERTIFICATIONS - CONTINUED

   I, Christopher P. Miliano, the principal financial officer of Great American Financial    Resources, Inc., certify that:

   1.   I have reviewed this quarterly report on Form 10-Q of Great American Financial         Resources, Inc.;

   2.   Based on my knowledge, this report does not contain any untrue statement of a         material fact or omit to state a material fact necessary to make the statements         made, in light of the circumstances under which such statements were made, not         misleading with respect to the period covered by this report;

   3.   Based on my knowledge, the financial statements, and other financial information         included in this report, fairly present in all material respects the financial         condition, results of operations and cash flows of the registrant as of, and for,         the periods presented in this report;

   4.   The registrant's other certifying officer and I are responsible for establishing         and maintaining disclosure controls and procedures (as defined in Exchange Act         Rules 13a-15(e) and 15d-15) for the registrant and have:

        (a) designed such disclosure controls and procedures, or caused such disclosure             controls and procedures to be designed under our supervision, to ensure that             material information relating to the registrant, including its consolidated             subsidiaries, is made known to us by others within those entities,             particularly during the period in which this report is being prepared;

        (b) evaluated the effectiveness of the registrant's disclosure controls and             procedures and presented in this report our conclusions about the             effectiveness of the disclosure controls and procedures, as of the end of the             period covered by this report based on such evaluation; and

        (c) disclosed in this report any change in the registrant's internal control over             financial reporting that occurred during the registrant's most recent fiscal             quarter (the registrant's fourth fiscal quarter in the case of an annual             report) that has materially affected, or is reasonably likely to materially             affect, the registrant's internal control over financial reporting; and

   5.   The registrant's other certifying officer and I have disclosed, based on our most         recent evaluation of internal control over financial reporting, to the registrant's         auditors and the audit committee of the registrant's board of directors (or persons         performing the equivalent functions):

        (a) all significant deficiencies and material weaknesses in the design or             operation of internal control over financial reporting which are reasonably             likely to adversely affect the registrant's ability to record, process,             summarize and report financial information; and

        (b) any fraud, whether or not material, that involves management or other             employees who have a significant role in the registrant's internal control             over financial reporting.

Date:  November 8, 2004

/s/ Christopher P. Miliano______

Christopher P. Miliano

Chief Financial Officer